Supplemental Information 2023 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 SECOND QUARTER Conference Call 888-346-0688 | ID – EastGroup July 26, 2023 11:00 a.m. Eastern Time webcast available at EastGroup.net June 30, 2023

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2023 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, strategies, and will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the costs to develop properties; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the impacts of inflation; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, Real Estate Investment Trust (“REIT”) or corporate income tax laws, or potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; availability of financing and capital, increase in interest rates, and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2023, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) June 30, 2023 December 31, 2022 ASSETS Real estate properties 4,594,477$ 4,395,972 Development and value-add properties 559,108 538,449 5,153,585 4,934,421 Less accumulated depreciation (1,212,857) (1,150,814) 3,940,728 3,783,607 Unconsolidated investment 7,785 7,230 Cash and cash equivalents 1,082 56 Other assets 254,533 244,944 TOTAL ASSETS 4,204,128$ 4,035,837 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (2,002)$ 168,454 Unsecured debt, net of debt issuance costs 1,726,024 1,691,259 Secured debt, net of debt issuance costs 1,974 2,031 Accounts payable and accrued expenses 178,567 136,988 Other liabilities 85,844 83,666 Total Liabilities 1,990,407 2,082,398 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 45,323,836 shares issued and outstanding at June 30, 2023 and 43,575,539 at December 31, 2022 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; zero shares issued - - Additional paid-in capital 2,535,996 2,251,521 Distributions in excess of earnings (358,934) (334,898) Accumulated other comprehensive income 36,311 36,371 Total Stockholders' Equity 2,213,377 1,952,998 Noncontrolling interest in joint ventures 344 441 Total Equity 2,213,721 1,953,439 TOTAL LIABILITIES AND EQUITY 4,204,128$ 4,035,837

Page 4 of 24 Consolidated Statements of Income and Comprehensive Income (In thousands, except per share data) (Unaudited) 2023 2022 2023 2022 REVENUES Income from real estate operations 138,811$ 118,498 272,775 231,450 Other revenue 1,076 55 2,137 77 139,887 118,553 274,912 231,527 EXPENSES Expenses from real estate operations 37,767 32,546 73,953 63,610 Depreciation and amortization 42,295 37,461 83,309 73,802 General and administrative 4,384 4,226 9,588 8,536 Indirect leasing costs 149 116 289 291 84,595 74,349 167,139 146,239 OTHER INCOME (EXPENSE) Interest expense (12,575) (8,970) (25,600) (17,080) Gain on sales of real estate investments - 10,647 4,809 40,999 Other 748 284 1,187 562 NET INCOME 43,465 46,165 88,169 109,769 Net income attributable to noncontrolling interest in joint ventures (15) (26) (29) (50) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 43,450 46,139 88,140 109,719 Other comprehensive income (loss) - interest rate swaps 10,202 6,841 (60) 22,669 TOTAL COMPREHENSIVE INCOME 53,652$ 52,980 88,080 132,388 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.97$ 1.09 1.99 2.63 Weighted average shares outstanding - Basic 44,656 42,211 44,204 41,729 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.97$ 1.09 1.99 2.62 Weighted average shares outstanding - Diluted 44,734 42,316 44,279 41,838 Six Months Ended June 30,June 30, Three Months Ended

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2023 2022 2023 2022 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 43,450$ 46,139 88,140 109,719 Depreciation and amortization 42,295 37,461 83,309 73,802 Company's share of depreciation from unconsolidated investment 31 31 62 62 Depreciation and amortization from noncontrolling interest (1) (6) (2) (9) Gain on sales of real estate investments - (10,647) (4,809) (40,999) Gain on sales of non-operating real estate (365) - (446) - FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 85,410 72,978 166,254 142,575 Gain on casualties and involuntary conversion (1,042) - (2,069) - FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION* 84,368$ 72,978 164,185 142,575 NET INCOME 43,465$ 46,165 88,169 109,769 Interest expense (1) 12,575 8,970 25,600 17,080 Depreciation and amortization 42,295 37,461 83,309 73,802 Company's share of depreciation from unconsolidated investment 31 31 62 62 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 98,366 92,627 197,140 200,713 Gain on sales of real estate investments - (10,647) (4,809) (40,999) Gain on sales of non-operating real estate (365) - (446) - EBITDA FOR REAL ESTATE ("EBITDAre")* 98,001$ 81,980 191,885 159,714 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.97$ 1.09 1.99 2.62 FFO attributable to common stockholders* 1.91$ 1.72 3.75 3.41 FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders* 1.89$ 1.72 3.71 3.41 Weighted average shares outstanding for EPS and FFO purposes - Diluted 44,734 42,316 44,279 41,838 June 30, * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Three Months Ended June 30, Six Months Ended (1) Net of capitalized interest of $3,878 and $2,699 for the three months ended June 30, 2023 and 2022, respectively; and $7,613 and $4,943 for the six months ended June 30, 2023 and 2022, respectively.

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2023 2022 2023 2022 NET INCOME 43,465$ 46,165 88,169 109,769 Gain on sales of real estate investments - (10,647) (4,809) (40,999) Gain on sales of non-operating real estate (365) - (446) - Interest income (105) (6) (186) (6) Other revenue (1,076) (55) (2,137) (77) Indirect leasing costs 149 116 289 291 Depreciation and amortization 42,295 37,461 83,309 73,802 Company's share of depreciation from unconsolidated investment 31 31 62 62 Interest expense (1) 12,575 8,970 25,600 17,080 General and administrative expense (2) 4,384 4,226 9,588 8,536 Noncontrolling interest in PNOI of consolidated joint ventures (15) (32) (31) (53) PROPERTY NET OPERATING INCOME ("PNOI")* 101,338 86,229 199,408 168,405 PNOI from 2022 and 2023 acquisitions (4,702) (1,425) (8,741) (1,425) PNOI from 2022 and 2023 development and value-add properties (11,271) (3,536) (20,862) (5,432) PNOI from 2022 and 2023 operating property dispositions - 108 95 (165) Other PNOI 88 102 199 113 SAME PNOI (Straight-Line Basis)* 85,453 81,478 170,099 161,496 Lease termination fee income from same properties (172) (979) (210) (2,373) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 85,281 80,499 169,889 159,123 Straight-line rent adjustments for same properties (437) (698) (682) (2,772) Acquired leases — market rent adjustment amortization for same properties (167) (221) (328) (934) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 84,677$ 79,580 168,879 155,417 * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Six Months Ended June 30, June 30, (1) Net of capitalized interest of $3,878 and $2,699 for the three months ended June 30, 2023 and 2022, respectively; and $7,613 and $4,943 for the six months ended June 30, 2023 and 2022, respectively. (2) Net of capitalized development costs of $2,357 and $2,617 for the three months ended June 30, 2023 and 2022, respectively; and $4,812 and $5,086 for the six months ended June 30, 2023 and 2022, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2023 2022 OPERATING ACTIVITIES Net income 88,169$ 109,769 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 83,309 73,802 Stock-based compensation expense 4,954 4,320 Gain on sales of real estate investments (4,809) (40,999) Gain on sales of non-operating real estate (446) - Gain on casualties and involuntary conversion on real estate assets (2,069) - Changes in operating assets and liabilities: Accrued income and other assets (13,004) 598 Accounts payable, accrued expenses and prepaid rent 22,291 28,104 Other 384 558 NET CASH PROVIDED BY OPERATING ACTIVITIES 178,779 176,152 INVESTING ACTIVITIES Development and value-add properties (172,940) (283,451) Purchases of real estate (34,365) (2,049) Real estate improvements (28,733) (21,723) Net proceeds from sales of real estate investments and non-operating real estate 13,821 51,006 Leasing commissions (16,548) (18,362) Proceeds from casualties and involuntary conversion on real estate assets 1,339 - Changes in accrued development costs 20,614 16,062 Changes in other assets and other liabilities 8,009 (2,621) NET CASH USED IN INVESTING ACTIVITIES (208,803) (261,138) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 275,080 501,523 Repayments on unsecured bank credit facilities (445,080) (504,314) Proceeds from unsecured debt 100,000 250,000 Repayments on unsecured debt (65,000) (75,000) Repayments on secured debt (49) (60,047) Debt issuance costs (1,649) (1,030) Distributions paid to stockholders (not including dividends accrued) (110,411) (91,787) Proceeds from common stock offerings 283,511 74,249 Common stock offering related costs (441) (70) Other (4,911) (7,376) NET CASH PROVIDED BY FINANCING ACTIVITIES 31,050 86,148 INCREASE IN CASH AND CASH EQUIVALENTS 1,026 1,162 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 56 4,393 CASH AND CASH EQUIVALENTS AT END OF PERIOD 1,082$ 5,555 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $7,613 and $4,943 for 2023 and 2022, respectively 25,019$ 15,382 Cash paid for operating lease liabilities 1,134 962 Common stock issued in the purchase of real estate - 303,682 Debt assumed in the purchase of real estate - 60,000 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets -$ 398 Six Months Ended June 30,

Page 8 of 24 Same Property Portfolio Analysis (In thousands) (Unaudited) 2023 2022 % Change 2023 2022 % Change Same Property Portfolio (1) Square feet as of period end 46,514 46,514 46,514 46,514 Average occupancy 98.4% 98.4% 0.0% 98.6% 97.9% 0.7% Occupancy as of period end 98.5% 98.9% -0.4% 98.5% 98.9% -0.4% Same Property Portfolio Analysis (Straight-Line Basis) (1) * Income from real estate operations 117,852$ 111,832 5.4% 233,618$ 221,758 5.3% Less cash received for lease terminations (172) (979) (210) (2,373) Income excluding lease termination income 117,680 110,853 6.2% 233,408 219,385 6.4% Expenses from real estate operations (32,399) (30,354) 6.7% (63,519) (60,262) 5.4% PNOI excluding income from lease terminations 85,281$ 80,499 5.9% 169,889$ 159,123 6.8% Same Property Portfolio Analysis (Cash Basis) (1) * Income from real estate operations 117,248$ 110,913 5.7% 232,608$ 218,052 6.7% Less cash received for lease terminations (172) (979) (210) (2,373) Income excluding lease termination income 117,076 109,934 6.5% 232,398 215,679 7.8% Expenses from real estate operations (32,399) (30,354) 6.7% (63,519) (60,262) 5.4% PNOI excluding income from lease terminations 84,677$ 79,580 6.4% 168,879$ 155,417 8.7% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/22 through 6/30/23. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. June 30, June 30, Three Months Ended Six Months Ended

Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2023 2022 2023 2022 Straight-line rent income adjustment 2,963$ 1,450 6,444 3,890 Recoveries (reserves) of uncollectible straight-line rent (206) 6 (456) 35 Net straight-line rent adjustment 2,757 1,456 5,988 3,925 Lease termination fee income 256 979 311 2,373 Recoveries (reserves) of uncollectible cash rent (180) (42) (299) 35 Stock-based compensation expense (2,170) (2,417) (4,954) (4,320) Debt issuance costs amortization (476) (326) (960) (636) Indirect leasing costs (149) (116) (289) (291) Gain on casualties and involuntary conversion (1) 1,042 - 2,069 - Acquired leases - market rent adjustment amortization 696 507 1,295 1,352 2023 2022 2023 2022 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares - Basic 44,656 42,211 44,204 41,729 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 44,656 42,211 44,204 41,729 Potential common shares: Unvested restricted stock 78 105 75 109 DILUTED SHARES FOR EPS AND FFO 44,734 42,316 44,279 41,838 (1) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. June 30, Three Months Ended Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO)

Page 10 of 24 Financial Statistics ($ in thousands, except per share data) (Unaudited) Quarter Ended 6/30/23 2022 2021 2020 2019 ASSETS/MARKET CAPITALIZATION Assets 4,204,128$ 4,035,837 3,215,336 2,720,803 2,546,078 Equity Market Capitalization 7,868,218 6,451,794 9,403,107 5,477,783 5,164,306 Total Market Capitalization (Debt and Equity) (1) 9,600,201 8,318,835 10,859,473 6,791,879 6,350,438 Shares Outstanding - Common 45,323,836 43,575,539 41,268,846 39,676,828 38,925,953 Price per share 173.60$ 148.06 227.85 138.06 132.67 FFO CHANGE* FFO per diluted share 1.91$ 7.00 6.09 5.38 4.98 Change compared to same period prior year 11.0% 14.9% 13.2% 8.0% 6.9% COMMON DIVIDEND PAYOUT RATIO* Dividend distribution 1.25$ 4.70 3.58 3.08 2.94 FFO per diluted share 1.91 7.00 6.09 5.38 4.98 Dividend payout ratio 65% 67% 59% 57% 59% COMMON DIVIDEND YIELD (2) Dividend distribution 1.25$ 4.70 3.58 3.08 2.94 Price per share 173.60 148.06 227.85 138.06 132.67 Dividend yield 2.88% 3.17% 1.57% 2.23% 2.22% FFO MULTIPLE (3) * FFO per diluted share 1.91$ 7.00 6.09 5.38 4.98 Price per share 173.60 148.06 227.85 138.06 132.67 Multiple 22.72 21.15 37.41 25.66 26.64 INTEREST & FIXED CHARGE COVERAGE RATIO* EBITDAre 98,001$ 337,536 278,959 245,669 221,517 Interest expense 12,575 38,499 32,945 33,927 34,463 Interest and fixed charge coverage ratio 7.79 8.77 8.47 7.24 6.43 DEBT-TO-EBITDAre RATIO (4) * Debt 1,725,996$ 1,861,744 1,451,778 1,310,895 1,182,602 EBITDAre 98,001 337,536 278,959 245,669 221,517 Debt-To-EBITDAre ratio (4) 4.40 5.52 5.20 5.34 5.34 Adjusted debt-to-pro forma EBITDAre ratio (4) 3.55 4.48 3.83 4.43 3.92 DEBT-TO-TOTAL MARKET CAPITALIZATION (1) 18.0% 22.4% 13.4% 19.3% 18.7% ISSUER RATINGS (5) Issuer Rating Outlook Moody's Investors Service Baa2 Stable (1) Before deducting unamortized debt issuance costs. (2) Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share. (3) Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share. (4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period. (5) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended

Page 11 of 24 Development and Value-Add Properties Summary ($ in thousands) (Unaudited) Cumulative Anticipated Costs at Projected Conversion % Leased Square Feet (SF) 6/30/23 Total Costs Date (1) 7/24/23 Lease-Up Access Point 3 (2) Greenville, SC 299,000 24,382$ 25,400 07/23 72% Arlington Tech 3 Fort Worth, TX 77,000 9,866 10,300 08/23 100% I-20 West Business Center Atlanta, GA 155,000 14,738 15,500 08/23 100% Grand Oaks 75 4 Tampa, FL 185,000 16,942 19,000 09/23 100% Steele Creek 11 & 12 Charlotte, NC 241,000 24,829 25,900 09/23 100% LakePort 4 & 5 Dallas, TX 177,000 22,785 25,000 10/23 100% Gateway 2 Miami, FL 133,000 21,045 23,700 02/24 36% Hillside 1 Greenville, SC 122,000 10,710 11,600 04/24 33% Total Lease-up 1,389,000 145,297 156,400 82% Wgt Avg % Under Construction SunCoast 10 Fort Myers, FL 100,000 9,476 13,600 11/23 100% McKinney 1 & 2 Dallas, TX 172,000 18,951 27,300 08/24 0% Springwood 1 & 2 Houston, TX 292,000 29,224 33,300 08/24 9% Stonefield 35 1-3 Austin, TX 274,000 29,081 35,300 08/24 19% Horizon West 10 Orlando, FL 357,000 25,746 44,600 10/24 82% Baswood 3-5 Fort Worth, TX 351,000 25,436 45,000 11/24 0% Cass White 1 & 2 Atlanta, GA 296,000 12,984 31,900 12/24 0% Riverside 1 & 2 Atlanta, GA 284,000 9,369 33,700 12/24 0% Eisenhauer Point 10-12 San Antonio, TX 223,000 8,938 29,400 01/25 0% SunCoast 9 Fort Myers, FL 111,000 7,047 16,200 01/25 0% Gateway South Dade 1 & 2 Miami, FL 169,000 14,057 33,400 02/25 0% Horizon West 6 Orlando, FL 87,000 2,259 12,300 02/25 0% MCO Logistics Center Orlando, FL 167,000 7,964 24,200 02/25 0% Total Under Construction 2,883,000 200,532 380,200 16% Wgt Avg % Total Lease-Up and Under Construction 4,272,000 345,829$ 536,600 38% Wgt Avg % Projected Stabilized Yields (3) Yield Lease-Up 7.4% Under Construction 6.6% Development 6.9% Value-Add 6.7% Prospective Development Acres Projected SF Phoenix, AZ 59 780,000 20,884$ Sacramento, CA 7 82,000 3,246 San Francisco, CA 4 65,000 3,561 Fort Myers, FL 20 252,000 4,270 Miami, FL 25 341,000 21,899 Orlando, FL 40 442,000 11,071 Tampa, FL 61 476,000 7,949 Atlanta, GA 117 1,207,000 13,012 Jackson, MS 3 28,000 706 Charlotte, NC 158 1,146,000 15,192 Greenville, SC 71 476,000 6,787 Austin, TX 141 1,681,000 53,264 Dallas, TX 12 - 4,593 Fort Worth, TX 16 313,000 6,936 Houston, TX 98 1,377,000 28,935 San Antonio, TX 66 876,000 10,974 Total Prospective Development 898 9,542,000 213,279 Total Development and Value-Add Properties 898 13,814,000 559,108$ (1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-add properties will transfer at the earlier of 90% occupancy or one year after acquisition. (2) Represents value-add acquisition. (3) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24 Development and Value-Add Properties Transferred to Real Estate Properties ($ in thousands) (Unaudited) Cumulative Costs at Conversion % Leased Square Feet (SF) 6/30/23 Date 7/24/23 1st Quarter Grand West Crossing 1 Houston, TX 121,000 13,597$ 02/23 100% SunCoast 11 Fort Myers, FL 79,000 9,664 02/23 100% Cypress Preserve 1 & 2 (1) Houston, TX 516,000 54,809 03/23 100% 716,000 78,070 2nd Quarter Zephyr (1) San Francisco, CA 82,000 29,044 04/23 42% McKinney 3 & 4 Dallas, TX 212,000 26,911 05/23 100% Horizon West 1 Orlando, FL 97,000 12,374 06/23 100% 391,000 68,329 Total Transferred to Real Estate Properties 1,107,000 146,399$ 96% Wgt Avg % Projected Stabilized Yields (2) Yield Development 7.3% Value-Add 5.1% Combined 6.1% (1) Represents value-add acquisitions. (2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 13 of 24 Acquisitions and Dispositions Through June 30, 2023 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price (1) 1st Quarter None 2nd Quarter 04/04/23 Lakeside Station Land Tampa, FL 58.8 Acres 6,847$ 04/18/23 Craig Corporate Center Las Vegas, NV 156,000 SF 34,365 04/24/23 Northeast Trade Center Land San Antonio, TX 49.0 Acres 6,177 06/29/23 Gateway Interchange Phase 3 Land Phoenix, AZ 8.9 Acres 4,730 156,000 SF Total Acquisitions 116.7 Acres 52,119$ Date Property Name Location Size Gross Sales Price 1st Quarter 03/02/23 Basswood Land Fort Worth, TX 2.0 Acres 1,550$ 81 (2) 03/31/23 World Houston 23 Houston, TX 125,000 SF 9,600 4,809 (3) 2nd Quarter 06/14/23 Lee Road Land Houston, TX 9.9 Acres 3,200 365 (2) 125,000 SF Total Dispositions 11.9 Acres 14,350$ 5,255 (3) Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. DISPOSITIONS ACQUISITIONS Realized Gain (2) Included in Other on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. (1) Represents acquisition price plus closing costs.

Page 14 of 24 Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) REAL ESTATE IMPROVEMENTS 2023 2022 2023 2022 Upgrade on acquisitions 224$ 54 494 332 Tenant improvements: New tenants 3,860 2,882 9,301 6,338 Renewal tenants 653 1,161 1,564 1,871 Other: Building improvements 2,234 2,848 4,437 5,417 Roofs 3,805 1,781 10,875 2,932 Parking lots 952 989 1,794 1,225 Other 309 414 459 740 TOTAL REAL ESTATE IMPROVEMENTS (1) 12,037$ 10,129 28,924 18,855 CAPITALIZED LEASING COSTS (Principally Commissions) Development and value-add 1,467$ 2,482 6,017 6,768 New tenants 2,958 2,554 5,095 6,140 Renewal tenants 2,928 3,497 5,291 6,898 TOTAL CAPITALIZED LEASING COSTS (2)(3) 7,353$ 8,533 16,403 19,806 (1) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: 2023 2022 Total Real Estate Improvements 28,924$ 18,855 Change in real estate property payables (870) (387) Change in construction in progress 679 3,255 28,733$ 21,723 (2) Included in Other Assets on the Consolidated Balance Sheets. (3) Reconciliation of Total Capitalized Leasing Costs to Leasing Commissions on the Consolidated Statements of Cash Flows: 2023 2022 Total Capitalized Leasing Costs 16,403$ 19,806 Change in leasing commissions payables 145 (1,444) 16,548$ 18,362 Six Months Ended June 30, Six Months EndedThree Months Ended June 30, Six Months Ended June 30, Leasing Commissions on the Consolidated Statements of Cash Flows June 30, Real Estate Improvements on the Consolidated Statements of Cash Flows

Page 15 of 24 Leasing Statistics and Occupancy Summary (Unaudited) Three Months Ended Number of Square Feet Weighted Rental Change Rental Change PSF Tenant PSF Leasing PSF Total June 30, 2023 Leases Signed Signed Average Term Straight-Line Basis Cash Basis Improvement (1) Commission (1) Leasing Cost (1) (In Thousands) (In Years) New Leases (2) 36 721 4.8 55.8% 46.3% 3.69$ 3.25$ 6.94$ Renewal Leases 55 1,462 5.7 51.2% 33.4% 0.82 2.13 2.95 Total/Weighted Average 91 2,183 5.4 52.8% 37.8% 1.77$ 2.50$ 4.27$ Per Year 0.33$ 0.46$ 0.79$ Weighted Average Retention (3) 68.6% Six Months Ended Number of Square Feet Weighted Rental Change Rental Change PSF Tenant PSF Leasing PSF Total June 30, 2023 Leases Signed Signed Average Term Straight-Line Basis Cash Basis Improvement (1) Commission (1) Leasing Cost (1) (In Thousands) (In Years) New Leases (2) 54 1,179 5.5 50.3% 38.7% 3.45$ 3.71$ 7.16$ Renewal Leases 118 2,663 4.8 51.4% 33.9% 0.75 2.01 2.76 Total/Weighted Average 172 3,842 5.0 51.0% 35.4% 1.58$ 2.53$ 4.11$ Per Year 0.32$ 0.50$ 0.82$ Weighted Average Retention (3) 70.5% 06/30/23 03/31/23 12/31/22 09/30/22 06/30/22 Percentage Leased 98.5% 98.7% 98.7% 99.0% 99.1% Percentage Occupied 98.2% 97.9% 98.3% 98.5% 98.5% (1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts. (2) Does not include leases with terms less than 12 months and leases for first generation space. (3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 16 of 24 Core Market Operating Statistics June 30, 2023 (Unaudited) Total % of Total Square Feet Annualized % % Straight-Line Cash Straight-Line Cash Straight-Line Cash Straight-Line Cash of Properties Base Rent (1) Leased Occupied 2023 (2) 2024 Basis Basis (4) Basis Basis (4) Basis Basis (4) Basis Basis (4) Florida Tampa 4,348,000 7.5% 99.5% 99.5% 315,000 592,000 5.3% 8.7% 9.8% 10.8% 63.1% 49.2% 54.3% 40.4% Orlando 4,288,000 8.3% 100.0% 100.0% 271,000 684,000 14.0% 12.1% 13.3% 11.0% 64.2% 45.7% 56.0% 43.7% Jacksonville 2,273,000 3.5% 100.0% 100.0% 146,000 521,000 15.9% 14.4% 14.4% 14.0% 71.9% 43.7% 43.8% 28.9% Miami/Fort Lauderdale 1,733,000 3.7% 100.0% 100.0% 157,000 340,000 -1.1% -0.1% -5.4% 1.3% 27.4% 30.9% 32.8% 33.1% Fort Myers 784,000 1.7% 100.0% 100.0% 90,000 102,000 3.1% 1.0% 2.9% 1.5% N/A N/A 45.8% 27.7% 13,426,000 24.7% 99.8% 99.8% 979,000 2,239,000 8.4% 8.8% 8.7% 9.3% 44.9% 38.8% 46.4% 37.6% Texas Houston 6,816,000 10.4% 97.0% 97.0% 189,000 791,000 6.1% 4.1% 10.4% 10.3% 33.4% 14.1% 30.3% 11.7% Dallas 5,074,000 9.1% 99.4% 98.0% 273,000 777,000 5.9% 7.6% 4.7% 10.5% 74.3% 60.2% 74.3% 57.8% San Antonio 4,411,000 8.3% 98.8% 98.6% 128,000 605,000 3.9% 3.6% 4.7% 6.2% 30.7% 17.4% 29.9% 16.8% Austin 1,302,000 3.0% 97.7% 97.7% 77,000 275,000 8.5% 6.8% 6.2% 5.9% N/A N/A 23.3% 15.4% El Paso 1,126,000 1.6% 100.0% 100.0% 25,000 194,000 5.0% 6.1% 5.1% 6.0% 114.0% 86.7% 105.7% 79.9% Fort Worth 1,031,000 1.7% 90.2% 90.2% - 23,000 -12.9% -15.3% -9.6% -11.5% 83.2% 53.4% 75.4% 49.7% 19,760,000 34.1% 97.9% 97.5% 692,000 2,665,000 4.9% 4.4% 6.0% 7.8% 52.1% 34.6% 43.9% 26.8% California Los Angeles (5) 2,484,000 6.9% 100.0% 99.5% 90,000 130,000 2.2% 4.3% 5.1% 8.0% 95.8% 75.7% 95.8% 75.7% San Francisco 2,503,000 6.4% 92.0% 92.0% 155,000 385,000 14.6% 20.4% 12.8% 13.2% 29.1% 21.0% 29.1% 21.0% San Diego (5) 1,933,000 5.4% 100.0% 100.0% 98,000 59,000 1.9% 4.2% 1.5% 11.9% 99.1% 64.1% 99.1% 64.1% Fresno 398,000 0.5% 91.8% 91.8% 35,000 44,000 -7.5% -11.8% -1.4% -3.9% 42.9% 30.9% 35.4% 23.8% Sacramento 329,000 0.6% 100.0% 100.0% - 10,000 N/A N/A N/A N/A N/A N/A N/A N/A 7,647,000 19.8% 97.0% 96.8% 378,000 628,000 4.5% 7.1% 5.8% 9.4% 60.6% 46.2% 59.2% 44.9% Arizona Phoenix 3,000,000 5.9% 100.0% 99.6% 150,000 336,000 6.7% 7.8% 4.5% 9.6% 110.9% 88.8% 104.3% 81.0% Tucson 848,000 1.4% 100.0% 100.0% - 101,000 0.9% 3.2% 0.8% 3.1% N/A N/A 50.6% 30.4% 3,848,000 7.3% 100.0% 99.7% 150,000 437,000 5.5% 6.8% 3.7% 8.2% 110.9% 88.8% 100.4% 77.3% Other Core Charlotte 3,642,000 5.6% 99.1% 96.9% 44,000 348,000 8.6% 8.5% 11.5% 12.1% 35.7% 19.3% 45.5% 26.8% Atlanta 1,312,000 2.0% 100.0% 100.0% 30,000 369,000 1.2% 2.3% 1.6% 3.0% 59.4% 49.1% 59.4% 49.1% Denver 886,000 1.9% 99.0% 99.0% 19,000 61,000 4.9% 6.4% 6.0% 8.2% 35.0% 18.5% 35.0% 18.5% Las Vegas 910,000 2.1% 92.9% 92.9% - 66,000 6.4% 6.1% 8.9% 10.8% 106.7% 69.3% 105.5% 74.1% Greenville 470,000 0.7% 100.0% 100.0% - - -9.7% -7.4% -7.7% -5.5% N/A N/A N/A N/A 7,220,000 12.3% 98.5% 97.4% 93,000 844,000 5.8% 6.2% 7.8% 9.1% 46.8% 27.4% 59.1% 37.8% Total Core Markets 51,901,000 98.2% 98.5% 98.1% 2,292,000 6,813,000 5.9% 6.4% 6.7% 8.7% 53.6% 38.5% 51.8% 36.0% Total Other Markets 1,293,000 1.8% 99.4% 99.4% 59,000 438,000 9.3% 7.8% 9.1% 8.4% 26.0% 15.0% 26.6% 14.3% Total Operating Properties 53,194,000 100.0% 98.5% 98.2% 2,351,000 7,251,000 5.9% 6.4% 6.8% 8.7% 52.8% 37.8% 51.0% 35.4% (1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent). (2) Square Feet expiring during the remainder of the year, including month-to-month leases. (3) Does not include leases with terms less than 12 months and leases for first generation space. (4) Excludes straight-line rent adjustments. (5) Includes the Company's share of its less-than-wholly-owned real estate investments. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. YTD Same PNOI Change* Rental Change (excluding income from lease terminations) New and Renewal Leases (3) in Square Feet Lease Expirations QTR YTD QTR

Page 17 of 24 Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through June 30, 2023 ($ in thousands) (Unaudited) Annualized Current % of Total Base Rent of Base Rent of Square Footage of Leases Expiring Leases Expiring LEASE EXPIRATION Leases Expiring (without S/L Rent) (without S/L Rent) Vacancy 793,000 -$ 0.0% 2023 - remainder of year (1) 2,351,000 18,566 4.6% 2024 7,251,000 52,612 13.0% 2025 8,185,000 65,199 16.1% 2026 9,642,000 74,234 18.4% 2027 8,667,000 71,049 17.6% 2028 5,475,000 41,843 10.4% 2029 3,342,000 23,711 5.9% 2030 1,960,000 12,809 3.2% 2031 998,000 9,146 2.3% 2032 and beyond 4,530,000 34,168 8.5% TOTAL 53,194,000 403,337$ 100.0% (1) Includes month-to-month leases.

Page 18 of 24 Top 10 Customers by Annualized Base Rent As of June 30, 2023 (Unaudited) % of Total # of % of Total Annualized Customer Leases Location Portfolio Base Rent (1) 1 Amazon 2 San Diego, CA 710,000 1 San Antonio, TX 57,000 1 Tucson, AZ 10,000 1.5% 2.0% 2 REPET, Inc. 1 Los Angeles, CA 300,000 0.6% 0.8% 3 Starship Logistics LLC 1 Los Angeles, CA 262,000 0.5% 0.8% 4 Consolidated Electrical Distributors 2 San Antonio, TX 145,000 2 Orlando, FL 91,000 1 San Francisco, CA 84,000 1 Charlotte, NC 28,000 0.7% 0.8% 5 FedEx Corp. 1 Dallas, TX 157,000 1 Fort Myers, FL 63,000 1 San Diego, CA 51,000 1 Fort Lauderdale, FL 50,000 1 Jackson, MS 6,000 0.6% 0.7% 6 The Chamberlain Group 2 Tucson, AZ 350,000 1 Charlotte, NC 11,000 0.7% 0.7% 7 Trane U.S. Inc. 1 Fort Worth, TX 147,000 1 Jacksonville, FL 81,000 1 Dallas, TX 58,000 1 Greenville, SC 55,000 1 Denver, CO 18,000 1 New Orleans, LA 11,000 1 Orlando, FL 7,000 0.7% 0.7% 8 Infinite Electronics Inc. 4 Dallas, TX 320,000 0.6% 0.6% 9 Novolex Holdings, LLC 1 Los Angeles, CA 286,000 0.5% 0.6% 10 Mattress Firm 1 Houston, TX 202,000 1 Tampa, FL 109,000 1 Jacksonville, FL 49,000 1 Fort Myers, FL 25,000 0.7% 0.6% 36 3,743,000 7.1% 8.3% (1) Calculation: Customer Annualized Base Rent as of 06/30/23 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent). Leased Total SF

Page 19 of 24 Debt and Equity Market Capitalization June 30, 2023 ($ in thousands, except per share data) (Unaudited) Remainder of 2023 2024 2025 2026 2027 2028 and Beyond Total Average Years to Maturity Unsecured debt (fixed rate) (1) 50,000$ 170,000 145,000 140,000 175,000 1,050,000 1,730,000 5.6 Weighted average interest rate 3.80% 3.65% 3.12% 2.57% 2.74% 3.61% 3.41% Secured debt (fixed rate) 61 122 128 1,672 - - 1,983 3.0 Weighted average interest rate 3.85% 3.85% 3.85% 3.85% - - 3.85% Total unsecured debt and secured debt 50,061$ 170,122 145,128 141,672 175,000 1,050,000 1,731,983 5.6 Weighted average interest rate 3.80% 3.65% 3.12% 2.58% 2.74% 3.61% 3.41% Unsecured debt and secured debt (fixed rate) 1,731,983$ Unsecured bank credit facilities (variable rate) $50MM Line - 5.955% - matures 7/30/2025 - $625MM Line - 6.006% - matures 7/30/2025 - Total carrying amount of debt 1,731,983$ Total unamortized debt issuance costs (5,987) Total debt, net of unamortized debt issuance costs 1,725,996$ Equity market capitalization Shares outstanding - common 45,323,836 Price per share at quarter end 173.60$ Total equity market capitalization 7,868,218$ Total market capitalization (debt and equity) (2) 9,600,201$ Total debt / total market capitalization (2) 18.0% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Before deducting unamortized debt issuance costs.

Page 20 of 24 Continuous Common Equity Program Through June 30, 2023 ($ in thousands, except per share data) (Unaudited) Shares Sold (1) Weighted Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 821,034 163.51$ 134,245$ (1,736)$ 132,509$ 2nd Quarter (2) 972,569 169.72 165,064 (1,697) 163,367 TOTAL 2023 1,793,603 166.88$ 299,309$ (3,433)$ 295,876$ (1) As of July 25, 2023, the Company had common shares with an aggregate gross sales price of $450.7 million authorized and remaining for issuance under its continuous common equity program. (2) On June 29 and 30, 2023, the Company sold 75,016 shares of common stock under its continuous common equity offering program at a weighted average price of $172.42. These shares, which are included in the 2nd Quarter sales activity, were deemed to be issued and outstanding upon settlement in July 2023.

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended June 30, 2023 (1) 2022 2021 2020 2019 Debt 1,725,996$ 1,861,744$ 1,451,778 1,310,895 1,182,602 EBITDAre* 98,001 337,536 278,959 245,669 221,517 DEBT-TO-EBITDAre RATIO* 4.40 5.52 5.20 5.34 5.34 Debt 1,725,996$ 1,861,744$ 1,451,778 1,310,895 1,182,602 Subtract development and value-add properties in lease-up or under construction (345,829) (324,831) (376,611) (225,964) (315,794) Adjusted Debt* 1,380,167$ 1,536,913$ 1,075,167 1,084,931 866,808 EBITDAre* 98,001$ 337,536$ 278,959 245,669 221,517 Adjust for acquisitions as if owned for entire period 104 6,900 4,213 1,906 5,590 Adjust for development and value-add properties in lease-up or under construction (868) (857) (700) (1,327) (2,072) Adjust for properties sold during the period - (235) (1,517) (1,081) (3,812) Pro Forma EBITDAre* 97,237$ 343,344$ 280,955 245,167 221,223 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO* 3.55 4.48 3.83 4.43 3.92 (1) Quarterly calculations annualize EBITDAre for the quarter. (2) Yearly calculations use EBITDAre for the 12-month period. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended December 31, (2)

Page 22 of 24 Outlook for 2023 (Unaudited) Q3 2023 Y/E 2023 Q3 2023 Y/E 2023 Net income attributable to common stockholders 40,821$ 173,103 43,557 177,611 Depreciation and amortization 44,536 173,857 44,536 173,857 Gain on sales of real estate investments and non-operating real estate - (5,255) - (5,255) Funds from operations attributable to common stockholders* 85,357$ 341,705 88,093 346,213 Weighted average shares outstanding - Diluted 45,589 45,079 45,589 45,079 Per share data (diluted): Net income attributable to common stockholders 0.90$ 3.84 0.96 3.94 Funds from operations attributable to common stockholders 1.87 7.58 1.93 7.68 *This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. The following assumptions were used for the mid-point: Metrics FFO per share $7.58 - $7.68 $7.49 - $7.61 $7.00 FFO per share increase over prior year 9.0% 7.9% 14.9% Same PNOI growth: cash basis (1) 6.8% - 7.8%(2) 6.5% - 7.5%(2) 8.9% Average month-end occupancy - operating portfolio 97.3% - 98.3% 97.2% - 98.2% 98.0% Lease termination fee income $725,000 $425,000 $2.7 million Reserves of uncollectible rent (Currently no identified bad debt for Q3-Q4) $1.8 million $1.9 million $138,000 Development starts: Square feet 2.7 million 2.6 million 2.7 million Projected total investment $360 million $340 million $329 million Value-add property acquisitions (Projected total investment) none none $135 million Operating property acquisitions $60 million $60 million $378 million Operating property dispositions (Potential gains on dispositions are not included in the projections) $60 million $75 million $52 million Unsecured debt closing in period $100 million at 5.27% weighted average interest rate $200 million at 5.50% weighted average interest rate $525 million at 3.82% weighted average interest rate Common stock issuances $475 million $180 million $75 million General and administrative expense $18.5 million $17.8 million $16.4 million Low Range High Range (In thousands, except per share data) Revised Guidance for Year 2023 April Earnings Release Guidance for Year 2023 Actual for Year 2022 (2) Includes properties which have been in the operating portfolio since 1/1/22 and are projected to be in the operating portfolio through 12/31/23; includes 46,514,000 square feet. (1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease- up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month- to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2022 through June 30, 2023. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.